UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2020

Better Choice Company Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 Douglas Rd E, Oldsmar, Florida	34677
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's Telephone Number, Including Area Code): (646) 846-4280

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Resignation of Mr. Schulmeyer as Chief Financial Officer

On May 8, 2020, Better Choice Company Inc., (“the Company”) and Andreas Schulmeyer entered into a Separation and Release Agreement (the “Separation Agreement”). The Separation Agreement provides for the accelerated vesting of 50% of unvested stock options held by Mr. Schulmeyer as of May 22, 2020 (the “Termination Date”), as well as continuation of his salary through the Termination Date. Mr. Schulmeyer’s remaining unvested stock options will be forfeited on the Termination Date. In addition, the Separation Agreement includes a general release by Mr. Schulmeyer related to Mr. Schulmeyer’s employment with the Company.

Appointment of Ms. Cook as Principal Financial and Accounting Officer

On May 12, 2020, Sharla Cook, 39, Vice President, Finance and Accounting, was appointed Principal Financial and Accounting Officer of the Company, effective as of May 12, 2020. Ms. Cook joined the Company on April 13, 2020.

Prior to joining the Company, Ms. Cook served as Vice President, Accounting, and Corporate Controller at InvestRes. Prior to InvestRes, Ms. Cook was Corporate Controller at Checkers Drive-In Restaurants, Inc. for approximately three years and prior to that, Senior Director of SEC Reporting at Syniverse Technologies, Inc. for over three years. Ms. Cook is a Certified Public Accountant in the state of Florida and holds a Bachelor of Science in Accounting from Southeastern University.

There are no family relationships between Ms. Cook and any director or executive officer of the Company, and the Company has not entered into any transactions with Ms. Cook that are reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

A copy of the Separation Agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2020. The foregoing description of the terms of the Separation Agreement is qualified in its entirety by reference to the full text of such exhibit.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

By:	/s/ Werner von Pein
Name:	Werner von Pein
Title:	Chief Executive Officer

May 12, 2020

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